                             WM   VARIABLE   TRUST
                                   Prospectus
                                  MAY 1, 2002
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+ Equity Income Fund
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+ Mid Cap Stock Fund
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+ Small Cap Stock Fund
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This Prospectus describes Class 2 shares ("shares") of the Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

                             WM   VARIABLE   TRUST

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                               TABLE OF CONTENTS

                                                  PAGE
Risk/Return Summary                                 2
  Equity Income Fund                                3
  Mid Cap Stock Fund                                4
  Small Cap Stock Fund                              5
  Summary of Principal Risks                        6
Description of the Funds                            8
  Equity Income Fund                                8
  Mid Cap Stock Fund                                8
  Small Cap Stock Fund                              8
  Common Investment Practices                       8
How to Invest in the Funds                         14
Tax Considerations                                 15
Organization                                       16
  How NAV is Determined                            16
  Advisor                                          16
  Individual Fund Managers                         16
Financial Highlights                               17
Appendix A                                         19

                              RISK/RETURN SUMMARY

WM Variable Trust (the "Trust") provides a broad range of investment choices including the three Funds included in this Prospectus. This summary identifies the investment objective, principal investment strategies, and principal risks of each Fund. The principal investment strategies contained in this summary are not the only investment strategies available to the Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of other additional investment strategies available to the Funds, please see the Statement of Additional Information (the "SAI").

The principal investment strategies included in this summary provide specific information about each of the Funds, but there are some general principles WM Advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, as well as the credit quality of individual issuers.

The discussion of each Fund's principal investment strategies includes some of the principal risks of investing in such Fund. You can find additional information about each Fund, including a more detailed description of these and other principal risks of an investment in each Fund, after this summary. Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Funds, and the related risks, before you invest.

Below the description of each Fund is a bar chart showing how the investment returns of its Class 1 shares have varied in the years since the Fund began. Because Class 2 shares are first being offered as of the date of this Prospectus, no Fund has any Class 2 share performance information. Class 1 share performance has not been restated to reflect the higher expenses borne by Class 2 shares, which would have lowered performance. The bar chart is intended to provide some indication of the volatility of the Fund's returns. The table following each bar chart shows how average annual total returns of the Fund compare to returns of a broad-based securities market index for the past one and five years and for the life of the Fund. Performance shown does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that any Fund will achieve its objectives. It is possible to lose money by investing in the Funds. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

--------------------------------------------------------------------------------
                               EQUITY INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a relatively high level of current income while achieving long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in dividend-paying common and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITORY RECEIPTS (ADRS) AND EUROPEAN DEPOSITORY RECEIPTS (EDRS), MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), REPURCHASE AGREEMENTS and REAL ESTATE INVESTMENT TRUSTS (REITS).

In selecting fixed-income investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk
- Management Risk

- Smaller Company Risk

                              YEARLY performance*
[EQUITY INCOME Fund Bar Chart]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                              2.49%
2000                                                                             17.19%
2001                                                                              7.92%

During the periods shown above, the highest quarterly return was 8.61% (for the quarter ended 12/31/00), and the lowest was -5.90% (for the quarter ended 9/30/99). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE*

--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST       SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2001)                         ONE YEAR        (4/28/98)
--------------------------------------------------------------------------------------------
 FUND SHARES                                                    7.92%           8.18%
--------------------------------------------------------------------------------------------
 STANDARD & POORS 500 INDEX**                                 -11.88%           2.20%
--------------------------------------------------------------------------------------------

 * Since Class 2 shares of this Fund have not yet been offered for a full calendar year as of the date of this Prospectus, no performance information is shown. Class 1 share performance has not been restated to reflect the higher expenses borne by Class 2 shares, which would have lowered performance.
** This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

--------------------------------------------------------------------------------
                               MID CAP STOCK fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index at the time of purchase. In selecting investments for the Fund, WM Advisors looks for equity investments in companies which have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long-term.

In determining whether securities should be sold, the Advisor considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk
- Management Risk

- Smaller Company Risk

                              YEARLY performance*
[Mid Cap Stock Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             11.99%

During the period shown above, the highest quarterly return was 14.46% (for the quarter ended 12/31/01), and the lowest was -12.90% (for the quarter ended 9/30/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.
                               PERFORMANCE TABLE*

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2001)                         ONE YEAR      (3/1/00)
----------------------------------------------------------------------------------------
 FUND SHARES                                                   11.99%        17.83%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S MIDCAP 400 INDEX**                          -0.60%         4.38%
----------------------------------------------------------------------------------------

 * Since Class 2 shares of this Fund have not yet been offered for a full calendar year as of the date of this Prospectus, no performance information is shown. Class 1 share performance has not been restated to reflect the higher expenses borne by Class 2 shares, which would have lowered performance.
** This is an unmanaged index of the common stocks of 400 mid-size U.S.
   companies selected on the basis of market capitalization, liquidity and industry representation.

--------------------------------------------------------------------------------
                              SMALL CAP STOCK fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities, including FOREIGN INVESTMENTS, of companies with market capitalizations in the range represented by the Russell 2000 Index. The Fund may also utilize STRATEGIC TRANSACTIONS (derivatives), such as futures and options on futures.

In selecting investments for the Fund, WM Advisors looks for small capitalization companies that it expects to achieve growth in earnings and revenues or that it believes are currently undervalued relative to their true worth. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk
- Management Risk

- Smaller Company Risk

                              YEARLY performance*
[Small Cap Stock Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             30.99%
1996                                                                             10.04%
1997                                                                             12.59%
1998                                                                              8.09%
1999                                                                             71.09%
2000                                                                            -10.58%
2001                                                                            -12.73%

During the periods shown above, the highest quarterly return was 54.03% (for the quarter ended 12/31/99), and the lowest was -41.41% (for the quarter ended 9/30/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.
                               PERFORMANCE TABLE*

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2001)                         ONE YEAR   FIVE YEARS      (1/12/94)
-----------------------------------------------------------------------------------------------------
 FUND SHARES                                                  -12.73%      10.16%         11.98%
-----------------------------------------------------------------------------------------------------
 RUSSELL 2000 INDEX**                                           2.48%       7.52%          9.47%
-----------------------------------------------------------------------------------------------------

 * Since Class 2 shares of this Fund have not yet been offered for a full calendar year as of the date of this Prospectus, no performance information is shown. Class 1 share performance has not been restated to reflect the higher expenses borne by Class 2 shares, which would have lowered performance. The Fund's performance through December 31, 1998 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
** This index represents the smallest 2000 companies in the Russell 3000 Index and is used to measure the U.S. small-cap market.

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors can affect that value, and it is possible that you may lose money on investments in the Funds. Factors that can affect a particular Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Funds are subject to principal risks. These risks can change over time, because the types of investments made by the Funds can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. That section also includes more information about the Funds, their investments and the related risks.

+ MARKET RISK. Each of the Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio securities.

   One aspect of market risk is interest rate risk. As interest rates rise, your investment in a Fund is likely to be worth less because its income-producing equity or debt investments are likely to be worth less.

   The Funds, by investing in equity securities, such as common stock, preferred stock and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

+ CREDIT RISK. Each of the Funds may be subject to credit risk to the extent it invests in FIXED-INCOME SECURITIES. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to any of a Fund's portfolio transactions (including REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in CREDIT RATINGS, apply. The Funds may invest significantly in LOWER-RATED SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

+ CURRENCY RISK. The Funds may invest in securities denominated in, and/or receive revenues in, FOREIGN CURRENCIES may be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

+ FOREIGN INVESTMENT RISK. Funds with FOREIGN INVESTMENTS may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated.

+ LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The Mid Cap Stock and Small Cap Stock Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. The Funds may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives) and by BORROWING money to meet redemption requests.

+ DERIVATIVES RISK. Each of the Funds may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, use STRATEGIC TRANSACTIONS, such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

+ LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to involve greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.

+ MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases derivatives and other investments may be unavailable or WM Advisors may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Funds.

+ SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitaliza-tions. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees.

                            DESCRIPTION OF THE FUNDS

This section provides a more complete description of the principal investment strategies and risks of each Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities, and may prevent the Funds from achieving their goals. You can find additional descriptions of the Funds' strategies and risks in the Statement of Additional Information ("SAI"). Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

EQUITY INCOME FUND. The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend paying common and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. Government securities and asset-backed securities, and may also invest up to 20% of its assets, in below investment grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trusts, known as "REITs." The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below investment grade fixed-income securities.

The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate up to 20% of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

SMALL CAP STOCK FUND. The Small Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalization in the range represented by the Russell 2000 Index at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers and up to 5% of its assets in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in non-investment grade debt securities ("junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Funds may invest, and strategies which WM Advisors may employ in pursuit of that Fund's investment objective and a summary of risks and restrictions associated with these securities and investment practices.

BORROWING. The Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Mid Cap Stock and Small Cap Stock Funds such borrowings may not exceed 30% of total assets. The Equity Income Fund may borrow up to 5% of its total assets for emergency, non-investment purposes. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Funds.

Each of the Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is decline in the securities sold (and required to be repurchased).

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The Equity Income Fund may purchase floating rate, inverse floating rate and variable rate investments, including participation interests therein.

The Fund may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. Mid Cap Stock and Small Cap Stock Funds may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when WM Advisors believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. These Funds may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another - for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen - at a future date and specified price. Because there is a risk of loss to the

Fund if the other party does not complete the transaction, WM Advisors will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.

The Mid Cap Stock and Small Cap Stock Funds may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

While the foregoing actions are intended to protect the Fund from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that the Funds will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN INVESTMENTS. The Equity Income Fund may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The Mid Cap Stock and Small Cap Stock Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

- fluctuations in currency exchange rates;

- devaluation of currencies;

- future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

- reduced availability of public information concerning issuers; and

- the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors believes that it would be beneficial to the Fund, each of the Mid Cap Stock and Small Cap Stock Funds may invest up to 10% of its assets in securities of mutual funds that are not affiliated with WM Advisors. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 15% of the net assets of the Funds may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven days;

- time deposits maturing in more than seven calendar days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, so long as such securities meet liquidity guidelines established by the Funds' Board of Trustees.

Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income Fund, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be, investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. The Funds may lend portfolio securities to brokers and other financial organizations. The Small Cap Stock Fund may lend portfolio securities up to 20% of its total assets. The Equity Income and Mid Cap Stock Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.

LOWER-RATED SECURITIES. The Funds may each invest up to 35% of their total assets in below-investment grade debt securities, sometimes referred to as "junk bonds."

Below-investment grade debt securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Equity Income and Mid Cap Stock Funds may invest in mortgage-backed securities, which represent participation in, or are secured by, mortgage loans and include collateralized mortgage obligations and stripped mortgage-backed securities.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed securities typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments under less attractive terms and yields.

Prepayments are particularly common during periods of declining interest rates, when property owners seek to refinance their mortgages on more favorable terms; the reverse is true during periods of rising interest rates. Mortgage-backed securities are therefore less likely to increase in value during periods of declining interest rates than other debt of comparable maturities. In addition, they have a higher risk of decline in value during periods of rising interest rates because declining prepayment rates effectively increase the average maturity of the fund's investments (and, therefore, its sensitivity to changes in interest rates) at times when that is least desirable. These investments can increase the volatility of the Fund.

In addition, the Equity Income and Mid Cap Stock Funds may invest in commercial mortgage-backed securities, which are similar to government mortgage-backed securities, except that they may not be issued or guaranteed by governmental entities. Commercial mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). Commercial mortgage-backed securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

The Equity Income, Mid Cap Stock and Small Cap Stock Funds may purchase asset-backed securities. These Funds will not invest more than 10% of their total assets in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The Equity Income, Mid Cap Stock and Small Cap Stock Funds may invest in real estate investment trusts, known as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements, which are purchases of underlying debt securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each Fund may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. All the above are collectively referred to as "Strategic Transactions."

Strategic Transactions may be used:

- to attempt to protect against possible changes in the market value of securities held, or to be purchased, resulting from securities markets or currency exchange rate fluctuations;

- to protect unrealized gains in the value of securities;

- to facilitate the sale of securities for investment purposes;

- to manage the effective maturity or duration of the Fund; or

- to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Some Strategic Transactions may also be used to seek potentially higher returns. Any or all of these investment techniques may be used at any time, as the use of any Strategic Transaction is a function of numerous variables including market conditions.

The use of Strategic Transactions involves special considerations and risks; for example:

- the ability of the Fund to utilize Strategic Transactions successfully will depend on the ability of WM Advisors to predict pertinent market movements:

- the risk that the other party to a Strategic Transaction will fail to meet its obligations to the Fund;

- the risk that the Fund will be unable to close out a Strategic Transaction at a time when it would otherwise do so, due to the illiquidity of the Strategic Transaction; and

- the risk of imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio positions.

Strategic Transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. Government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and securities issued or guaranteed by U.S. Government agencies or instrumentalities. Some securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY
TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When-issued securities may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

                           HOW TO INVEST IN THE FUNDS

Shares of the Funds are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans.

PURCHASE AND REDEMPTION

The shares of the Funds are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Funds corresponding to such divisions. Shares of the Funds are purchased and redeemed at net asset value without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests and transfer requests from Contract owners, annuitants or beneficiaries which are priced as of that day. Purchases and redemptions are effected at the net asset value next-determined after receipt by the Trust of a properly completed purchase or redemption order.

All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemption, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

Each of the Funds has approved a distribution plan applicable to Class 2 shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Rule 12b-1 distribution plan, WM Funds Distributor, Inc. (the "Distributor") receives fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class 2 shares of each Fund. Because these fees are paid out of the assets of each Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other kinds of sales charges.

The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund, material compensation in the form of merchandise or trips. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Fund shares may receive additional compensation or other incentives for selling Fund shares.

                               TAX CONSIDERATIONS

The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the attached prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Funds and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.

Each Fund intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gain distributed to shareholders.

Although the Trust intends that it and each Fund will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund incurring such liability will be adversely affected. In addition, Funds investing in foreign securities and currencies may be subject to foreign taxes. These taxes would reduce the investment performance of such Funds.

Because the Trust serves as an investment vehicle for certain types of variable annuities and variable life contracts, each Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were any Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. For additional tax information, see "Taxes" in the SAI.

Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for each Fund. Dividends and distributions paid by a Fund will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Fund. The Funds will declare and pay dividends and any net realized capital gains annually.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUNDS.

                                  ORGANIZATION

HOW NAV IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier.

ADVISOR

The Funds are managed by WM Advisors, Inc., which is referred to as the Advisor in this Prospectus. The Advisor's address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. Each Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of the Advisor. For more information, see the SAI.

The Advisor has been in the business of investment management since 1944, and its predecessor advised a mutual fund beginning in 1939. Its responsibilities include formulating each Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends and monitoring each Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Funds. The Advisor is an indirect wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

INDIVIDUAL FUND MANAGERS

Dan Coleman, Vice President and Senior Portfolio Manager of the Advisor, has been responsible for the day to day management of the Mid Cap Stock Fund since December 2001. Previously, the Fund was managed by Stephen G. Spencer since March 2001, and prior to that, co-managed by Mr. Spencer and Mr. Yoakum since the Fund's inception. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member/General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.

Richard E. Helm, CFA, Vice President and Senior Portfolio Manager of the Advisor, has been primarily responsible for the day-to-day management of the Equity Income Fund since May 2001. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company. Mr. Helm was Vice President, Director and Portfolio Manager of TD Asset Management Inc. from 1997 to 1999. Prior to that, Mr. Helm worked for several years for Morgan Stanley Asset Management and its affiliates, including serving as a Portfolio Manager and Analyst.

Linda C. Walk, CFA, is Vice President and Senior Portfolio Manager of the Advisor, and has been primarily responsible for the day-to-day management of the Small Cap Stock Fund since January 2000. She co-managed the Fund from March 1998 to January 2000. Prior to 1997, Ms. Walk was a Portfolio Manager at Laird Norton Trust Company since 1996.

MANAGEMENT FEES

During their most recent fiscal years, each of the Funds paid management fees to WM Advisors at the following rates (not reflecting any expense waivers or reimbursements):

                                       Fees Paid as a Percentage
FUNDS                                        of Net Assets
-------------------------------------------------------------------
Equity Income Fund................               0.63%
Mid Cap Stock Fund................               0.75%
Small Cap Stock Fund..............               0.87%

---------------------

FINANCIAL highlights

The Financial Highlights Tables below and on the following pages are intended to help you understand the Portfolios' and Funds' financial performance for the past 5 years (or, if shorter, the period of the Portfolios' or Funds' operations). Certain information reflects financial results for a single Portfolio or Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio or Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below has been audited by Deloitte & Touche LLP. The Independent Auditors' Reports, along with the Portfolios' and Funds' financial statements, are included in the respective Annual Reports to Shareholders, which are available upon request.
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
EQUITY INCOME FUND

                                                                 YEAR
                                                                 ENDED
                                                              12/31/01(6)
                                                              -----------
Net asset value, beginning of period........................    $12.64
                                                                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.22(3)(7)
Net realized and unrealized gain on investments.............      0.21(7)
                                                                ------
Total from investment operations............................      0.43
                                                                ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................     (0.12)
Distributions from net realized capital gains...............     (0.08)
Total distributions.........................................     (0.20)
                                                                ------
Net asset value, end of period..............................    $12.87
                                                                ======
TOTAL RETURN (1)............................................      3.40%
                                                                ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $  658
Ratio of operating expenses to average net assets (2).......      0.94%(4)
Ratio of net investment income to average net assets........      3.05%(4)(7)
Portfolio turnover rate.....................................        15%
Ratio of operating expenses to average net assets without
 fee waivers, expenses
 reimbursed and/or fees reduced by credits allowed by the
 custodian..................................................      0.94%(4)
                                                                ======

MID CAP STOCK FUND

                                                                 YEAR
                                                                 ENDED
                                                              12/31/01(6)
                                                              -----------
Net asset value, beginning of period........................     $12.35(3)(5)
                                                               --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................      (0.00)
Net realized and unrealized gain on investments.............       0.79
                                                               --------
Total from investment operations............................       0.79
                                                               --------
LESS DISTRIBUTIONS:
Dividends from net investment income........................      (0.01)
Distributions from net realized capital gains...............         --
                                                               --------
Total distributions.........................................      (0.01)
                                                               --------
Net asset value, end of period..............................     $13.13
                                                               ========
TOTAL RETURN (1)............................................       6.38%
                                                               ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net asset value, end of period (in 000's)...................       $668
Ratio of operating expenses to average net assets (2).......       1.07%(4)
Ratio of net investment income to average net assets........      (0.04)%(4)
Portfolio turnover rate.....................................         30%
Ratio of operating expenses to average net assets without
 fee waivers, expenses
 reimbursed and/or fees reduced by credits allowed by the
 custodian..................................................       1.07%(4)

                             See Notes on page 18.

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
SMALL CAP STOCK FUND

                                                                 YEAR
                                                                 ENDED
                                                              12/31/01(6)
                                                              -----------
Net asset value, beginning of period........................     $14.41
                                                               --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................      (0.05)(3)
Net realized and unrealized loss on investments.............      (0.09)
                                                               --------
Total from investment operations............................      (0.14)
                                                               --------
LESS DISTRIBUTIONS:
Dividends from net investment income........................         --
Distributions from net realized capital gains...............      (2.91)
                                                               --------
Total distributions.........................................      (2.91)
                                                               --------
Net asset value, end of period..............................     $11.36
                                                               ========
TOTAL RETURN (3)............................................      (3.00)%
                                                               ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net asset value, end of period (in 000's)...................       $440
Ratio of operating expenses to average net assets (2).......       1.20%(4)
Ratio of net investment loss to average net assets..........      (0.69)%(4)
Portfolio turnover rate.....................................         46%
Ratio of operating expenses to average net assets without
 fee waivers, expenses
 reimbursed and/or fees reduced by credits allowed by the
 custodian..................................................       1.20%(4)

-------------------

 (1)Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.

 (2)Ratio of operating expenses to average net assets includes expenses paid indirectly.

 (3)Per share numbers have been calculated using the average shares method.

 (4)Annualized.

 (5)Amount represents less than $0.01 per share.

 (6)Fund commenced selling Class 2 shares on May 1, 2001.

 (7)The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the investment income per share, net realized and unrealized gain/(loss) per share and the ratio of net investment income to average net assets is as follows:

                                                                                  INCREASE NET REALIZED   (DECREASE) RATIO OF NET
                                                      (DECREASE) NET INVESTMENT      AND UNREALIZED        INVESTMENT INCOME TO
     NAME OF FUND                                         INCOME PER SHARE        GAIN/(LOSS) PER SHARE     AVERAGE NET ASSETS
     ------------                                     -------------------------   ---------------------   -----------------------
     Equity Income Fund.............................           $(0.00)*                   $0.00*                  (0.00)%*

    -----------------------

    * Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------

                                   APPENDIX A

   DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

+ Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of best quality and high quality, respectively, by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

+ A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

+ Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

+ Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

+ B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

+ Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

+ Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

+ C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

+ AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

+ BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

+ BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

+ D -- Bonds rated D are in default, meaning payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST

The Trust's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Funds. The SAI and the Reports of Independent Accountants, along with the financial statements, included in the Trust's most recent Annual Report is incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Trust's Annual Report discusses the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, or make shareholder inquiries, by contacting your financial advisor or by calling toll-free 1-800-222-5852, or visiting wmgroupoffunds.com.

You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                               WM VARIABLE TRUST

                                   Prospectus

                                  MAY 1, 2002
--------------------------------------------------------------------------------

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

+ Strategic Growth Portfolio
-------------------------------------------------------
+ Conservative Growth Portfolio
-------------------------------------------------------
+ Balanced Portfolio
-------------------------------------------------------

--------------------------------------------------------------------------------

This Prospectus describes the Class 1 shares ("shares") of the Portfolios.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

                               WM VARIABLE TRUST

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                  PAGE
Risk/Return Summary                                 2
  Summary of Principal Risks                        6
Fees and Expenses of the Portfolios                10
Description of the Portfolios and Funds            12
  Strategic Asset Management Portfolios            12
  Equity Funds                                     13
  Fixed-Income Funds                               14
  Common Investment Practices                      16
How to Invest in the Portfolios                    23
Tax Considerations                                 23
Organization                                       24
  How NAV is Determined                            24
  Advisor and Sub-Advisors                         24
  Individual Portfolio Managers                    25
Financial Highlights                               26
Appendix A                                         28

                              RISK/RETURN SUMMARY

WM Variable Trust (the "Trust") provides a broad range of investment choices, including asset allocation strategies available through the Strategic Growth, Conservative Growth and Balanced Portfolios (the "Portfolios"). The Portfolios invest in mutual funds (the "Funds") advised by WM Advisors. This summary identifies the investment objective, principal investment strategies, and principal risks of each Portfolio. The principal investment strategies contained in this summary are not the only investment strategies available to the Portfolios, and some of the principal investment strategies may not be available at any given time. For a discussion of other additional investment strategies available to the Portfolios, please see the Statement of Additional Information (the "SAI").

The principal investment strategies included in this summary provide specific information about each of the Portfolios, but there are some general principles WM Advisors and the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, as well as the credit quality of individual issuers.

The discussion of each Portfolio's principal investment strategies includes some of the principal risks of investing in such Portfolio. Since the Portfolios share in the risks associated with the Funds in which they invest, the summary of principal risks includes a discussion about the risks of each of the various underlying Funds. You can find additional information about each Portfolio, including a more detailed description of these and other principal risks of an investment in each Portfolio, after this summary. Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Portfolios, and the related risks, before you invest.

Below the description of each Portfolio is a bar chart showing how the investment returns of its shares have varied in the years since the Portfolio began. The bar chart is intended to provide some indication of the volatility of the Portfolio's returns. The table following each bar chart shows how average annual total returns of the Portfolio compare to returns of a broad-based securities market index for the past one and five years and for the life of the Portfolio. Performance shown does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that any Portfolio will achieve its objectives. It is possible to lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

--------------------------------------------------------------------------------
                           STRATEGIC GROWTH portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer the potential for a higher level of capital growth and corresponding levels of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests at least 75% of its net assets in the Equity Funds.

The Portfolio may invest up to 25% of its assets in each of the Short Term Income, WM High Yield (see page 23) and Money Market Funds. It may also invest up to 50% of its assets in each of the Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests, as well as Portfolio Risk.

                              YEARLY performance*
[Strategic Growth Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             26.19
1999                                                                             47.95
2000                                                                             -3.73
2001                                                                             -6.25

During the periods shown above, the highest quarterly return was 25.82% (for the quarter ended 12/31/99), and the lowest was -17.07% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE*

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2001)                         ONE YEAR      (6/3/97)
----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                              -6.25%        13.73%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                -11.88%         8.29%
----------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK***                                   -9.85%         8.39%
----------------------------------------------------------------------------------------

 * The Portfolio's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
 ** This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.
*** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 90% in the Standard & Poor's 500 Index and 10% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                         CONSERVATIVE GROWTH portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests at least 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds. It may also invest up to 40% of its assets in each of the Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds. The Portfolio may also invest up to 40% of its assets in the WM High Yield Fund (see page 23).

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests, as well as Portfolio Risk.

                              YEARLY performance*

[Conservative Growth Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             19.91
1999                                                                             39.36
2000                                                                             -2.49
2001                                                                             -3.56

During the periods shown above, the highest quarterly return was 21.54% (for the quarter ended 12/31/99), and the lowest was -12.83% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.
                               PERFORMANCE TABLE*

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2001)                         ONE YEAR      (6/3/97)
----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                               -3.56%        11.53%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                 -11.88%         8.29%
----------------------------------------------------------------------------------------
 RUSSELL 3000 INDEX***                                         -11.46%         8.17%
----------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK****                                   -5.76%         8.50%
----------------------------------------------------------------------------------------

  * The Portfolio's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
 ** Effective May 1, 2002, the Standard & Poor's 500 Index replaced the Russell 3000 Index, which represents the U.S. equity market as a whole, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.
 *** This index is intended to represent the U.S. equity market as a whole.
**** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 70% in the Standard & Poor's 500 Index and 30% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                               BALANCED portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their investments among certain of the Funds to achieve their objectives. This Portfolio invests at least 30% and no more than 70% of its net assets in both the Equity Funds and the Fixed-Income Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds. It may also invest up to 30% of its assets in each of the Equity Income, Growth & Income, West Coast Equity, Growth, Small Cap Stock, Mid Cap Stock and International Growth Funds. The Portfolio may also invest up to 30% of its assets in the WM High Yield Fund (see page 23).

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes, bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests, as well as Portfolio Risk.


                              YEARLY performance*
[Balanced Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             17.18
1999                                                                             27.71
2000                                                                              0.49
2001                                                                              0.13

During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99), and the lowest was -8.02% (for the quarter ended 9/30/98). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.



                               PERFORMANCE TABLE*

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                  PAST ONE   SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2001)                           YEAR        (6/3/97)
----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                               0.13%        10.45%
----------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX**                         8.42%         7.69%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX***                               -11.88%         8.29%
----------------------------------------------------------------------------------------
 RUSSELL 3000 INDEX****                                       -11.46%         8.17%
----------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK*****                                 -1.67%         8.45%
----------------------------------------------------------------------------------------

   * The Portfolio's performance through December 31, 1998 benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
  ** This index is intended to represent the U.S. fixed-income market as a whole.
 *** This index is intended to represent the U.S. equity market as a whole. ****Effective May 1, 2002, the Standard & Poor's 500 Index replaced the Russell
     3000 Index, which represents the U.S. equity market as a whole, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.
*****The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 50% in the Standard & Poor's 500 Index and 50% in the Lehman Brothers Aggregate Bond Index.

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the value of the investments held by that Portfolio. Many factors can affect that value, and it is possible that you may lose money on investments in the Portfolios. Factors that can affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios and Funds are subject to principal risks. These risks can change over time, because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. That section also includes more information about the Funds, their investments and the related risks.

+ PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by its Advisors and in accordance with the investment restrictions discussed above. As a result, the Portfolios share the risks of each of the Funds in which they invest, which are described above.

  In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds and up to 25% of its assets in the WM High Yield Fund. Each of these Funds may invest significant amounts of its assets in lower-rated securities ("junk bonds"). The Portfolios may also be exposed to FOREIGN INVESTMENT RISK through their investments in the Growth, Mid Cap Stock, Small Cap Stock or International Funds. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund.

  In addition to the expenses of the underlying Funds, which are indirectly borne by investors in the Portfolio, investment in the Funds through the Portfolios involves certain expenses that would not be present in a direct investment in the Funds. See "Tax Considerations" for additional information about tax implications of investing in the Funds and Portfolios.

  Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.

  The officers, trustees, advisor, distributor and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of WM Advisors.

+ MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio securities.

  One aspect of market risk is interest rate risk. As interest rates rise, your investment in a Portfolio or Fund is likely to be worth less because its income-producing equity or debt investments are likely to be worth less.

  Even Funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality debt securities, such as U.S. GOVERNMENT SECURITIES.

  Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be compounded for Funds such as the U.S. Government Securities and Income Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for Funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and PAY-IN-KIND securities.

The Equity Funds, by investing in equity securities, such as common stock, preferred stock and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

+ CREDIT RISK. Each of the Funds and Portfolios may be subject to credit risk to the extent it invests in FIXED-INCOME SECURITIES. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to any of a Fund's portfolio transactions (including REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in CREDIT RATINGS, apply. Credit risk is particularly significant for Funds such as the Equity Income, Growth & Income, Growth, Mid Cap Stock, Small Cap Stock and Income Funds that invest significantly in LOWER-RATED SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

+ CURRENCY RISK.  Funds such as the Equity Income, Growth & Income, West Coast
  Equity, Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income and Income Funds that invest in securities denominated in, and/or receive revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

+ FOREIGN INVESTMENT RISK. Each of the Funds with FOREIGN INVESTMENTS, such as the Equity Income Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, Income and Money Market Funds may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. The West Coast Equity and Money Market Funds may also make U.S. dollar denominated foreign investments.

+ GEOGRAPHIC CONCENTRATION RISK. The West Coast Equity Fund, which invests significant portions of its assets in the concentrated geographic areas of the northwestern United States and/or California, generally has more exposure to regional economic risks than Funds making investments more broadly.

+ LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities and Income Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The Equity Income, Growth & Income, Short Term Income, U.S. Government Securities and Income Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. The Growth, Mid Cap Stock, Small Cap Stock, International Growth and Short Term Income Funds may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives) and by BORROWING money to meet redemption requests.

+ DERIVATIVES RISK. Each of the Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, use STRATEGIC TRANSACTIONS, such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

+ LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to involve greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.

+ MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.

+ SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds, generally have the greatest exposure to this risk.

+ MONEY MARKET RISK. While the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Money Market Fund, as a result of a deterioration in the credit quality of issuers whose securities the Fund holds or an increase in interest rates, may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality issuers whose securities the Funds hold, or an increase in interest rates. In addition, investments in the Money Market Fund is subject to the risk that inflation may erode the Funds' purchasing power.

+ PORTFOLIO REALLOCATION RISK. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since the Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Funds that receive additional cash will have to make additional investments. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio performance to the extent that the Funds may be required to sell securities or invest at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.

                            PRINCIPAL RISKS by fund

The following chart summarizes the Principal Risks of each Fund other than Market Risk, Credit Risk, Liquidity Risk, Management Risk and Portfolio Reallocation Risk, which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                                   Foreign     Geographic                             Smaller  Money
                       Currency   Investment  Concentration  Leveraging  Derivatives  Company  Market
                         Risk        Risk         Risk          Risk        Risk       Risk     Risk
    EQUITY INCOME          X          X                          X            X          X
    fund

    GROWTH &
    INCOME                 X          X                          X            X          X
    fund

    WEST COAST EQUITY      X          X             X                         X          X
    fund

    GROWTH
    fund                   X          X                          X            X          X

    MID CAP STOCK
    fund                   X          X                          X            X          X

    SMALL CAP
    STOCK                  X          X                          X            X          X
    fund

    INTERNATIONAL
    GROWTH                 X          X                          X            X          X
    fund

    SHORT TERM INCOME      X          X                          X            X
    fund

    U.S. GOVERNMENT
    SECURITIES                                                   X            X
    fund

    INCOME
    fund                   X          X                          X            X

    MONEY
    MARKET                            X                                                          X
    fund

--------------------------------------------------------------------------------

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you invest in shares of a Portfolio. Each of the Portfolios may offer other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Portfolios, please contact WM Shareholder Services at 800-222-5852. The examples below are intended to help you compare the cost of investing in the Portfolios with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, required for illustration purposes by the Securities and Exchange Commission, and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

-----------------------------------------------------------------------------------------
                                                             ANNUAL FUND
                                                         OPERATING EXPENSES
                                                     (expenses that are deducted
                                                          from Fund assets)
         --------------------------------------------------------------------------------
                                                                                  Total
                                                                                 Annual
                                                         Service                  Fund
                                            Management   (12b-1)      Other     Operating
                                               Fees        Fees     Expenses    Expenses
         --------------------------------------------------------------------------------
         Strategic Growth Portfolio(1)         0.10%       0.00%       0.21%       0.31%
         --------------------------------------------------------------------------------
         Conservative Growth Portfolio(1)      0.10        0.00        0.18        0.28
         --------------------------------------------------------------------------------
         Balanced Portfolio(1)                 0.10        0.00        0.18        0.28
         --------------------------------------------------------------------------------

-------------------------------------------  -----------------------------------------------------
                                             EXAMPLES: You would pay the following
                                             expenses on a $10,000 investment assuming
                                             a 5% annual return and redemption at the end
                                             of each period.
         ----------------------------------  -----------------------------------------------------

                                               One        Three         Five         Ten
                                               Year       Years        Years        Years
         ----------------------------------  -----------------------------------------------------
         Strategic Growth Portfolio(1)         $32         $100         $176         $393
         --------------------------------------------------------------------------------
         Conservative Growth Portfolio(1)       29           90          159          356
         --------------------------------------------------------------------------------
         Balanced Portfolio(1)                  29           90          159          356
         --------------------------------------------------------------------------------

    (1) Does not include underlying Fund expenses that the Portfolios bear indirectly.
--------------------------------------------------------------------------------

ESTIMATED AGGREGATE PORTFOLIO EXPENSES

The following table sets forth the estimated aggregate expenses of the Portfolios, including expenses of the underlying funds, based upon expenses for each Portfolio shown in the table above and corresponding expenses for each underlying fund. These estimates assume a constant allocation by each Portfolio of its assets among the underlying funds identical to the actual allocation of the Portfolio at December 31, 2001. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying funds, the expenses of the underlying funds, and/or the Portfolio's own expenses.

--------------------------------------------------------------------------------------------------------------------------------
                                                                   EXAMPLES: You would pay the following combined expenses on a
                                                                        $10,000 investment assuming a 5% annual return and
                                                                               redemption at the end of each period.
         -----------------------------------------------------------------------------------------------------------------------
                                                         Total
                                                        Annual
                                                       Combined
                                                       Operating       One            Three           Five             Ten
                                                       Expenses        Year           Years           Years           Years
         -----------------------------------------------------------------------------------------------------------------------
         Strategic Growth Portfolio                      1.17%         $119            $372            $648           $1,420
         Conservative Growth Portfolio                   1.08%          110             343             600            1,317
         Balanced Portfolio                              1.03%          105             328             573            1,259
--------------------------------------------------------------------------------------------------------------------------------

As of December 31, 2001, the Portfolios' assets were allocated among the underlying Funds as follows:

----------------------------------------------------------------------------------------------------------
                                                              Strategic    Conservative
                                                               Growth         Growth       Balanced
                                                              Portfolio     Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------
  Equity Income Fund                                             10%            10%            9%
  Growth & Income Fund                                           34%            32%           24%
  West Coast Equity Fund                                          9%             8%            5%
  Growth Fund                                                    12%             9%            5%
  Mid Cap Stock Fund                                             13%             8%            6%
  Small Cap Stock Fund                                            8%             6%            5%
  International Growth Fund                                       8%             5%            3%
  Short Term Income Fund                                          0%             0%            7%
  U.S. Government Securities Fund                                 0%             6%           15%
  Income Fund                                                     0%            11%           16%
  High Yield Fund                                                 6%             5%            5%
----------------------------------------------------------------------------------------------------------

                    DESCRIPTION OF THE PORTFOLIOS AND FUNDS

This section provides a more complete description of the principal investment strategies and risks of each Portfolio and Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities, and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the Statement of Additional Information ("SAI"). Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return for tax-advantaged retirement and other long-term investment or savings accounts.

In order to achieve its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds listed in this Prospectus and the WM High Yield Fund, a series of WM Trust I. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.

Each of the Portfolios may invest in the WM High Yield Fund, a diversified mutual fund managed by WM Advisors. The Fund, which is not available for direct purchase through a variable annuity contract, invests primarily in below investment grade bonds (sometimes referred to as "junk bonds"). It is subject to the same principal risks as the Income Fund with a higher degree of credit risk and foreign investment risk as well as smaller company risk.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest directly in stock or bond index futures and options thereon and the following short-term instruments:

- short-term securities issued by the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions;

- other short-term debt securities rated A or higher by Moody's or S&P, or if unrated, of comparable quality in the opinion of WM Advisors;

- commercial paper, including master notes;

- bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and

- repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's Investors Services, Inc. ("Moody's"), Fitch IBCA ("Fitch") or Standard & Poor's Index Services ("S&P") ; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with WM Advisors' current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may use futures contracts and options only for bona fide hedging transactions. Futures contracts and options may be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the Funds.

EQUITY FUNDS

EQUITY INCOME FUND. The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend paying common and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. Government securities and asset-backed securities, and may also invest up to 20% of its assets, in below investment grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trusts, known as "REITs." The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below investment grade fixed-income securities.

WEST COAST EQUITY FUND (FORMERLY GROWTH FUND OF THE NORTHWEST). Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisor defines West Coast companies to include those with: (i) principal executive offices located in the region, (ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region.

The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs.

Because the Fund concentrates its investments in companies located or doing business in the West Coast region, it is not intended as a complete investment program, and could be adversely impacted by economic trends within this six-state area.

Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.

GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in debt securities, bonds, convertible bonds, preferred and convertible preferred stock, including up to 35% of its assets in below investment grade debt bonds.

The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, and up to 5% of its assets in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below investment grade fixed-income securities.

The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on a

"when-issued" or "delayed-delivery" basis in an aggregate up to 20% of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

SMALL CAP STOCK FUND. The Small Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalization in the range represented by the Russell 2000 Index at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers and up to 5% of its assets in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in non-investment grade debt securities ("junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that the Fund's sub-advisor believes present attractive investment opportunities. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of investment opportunities available to international investors. The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. The Fund may invest without limit in the securities of issuers located in any one country (except as provided below with respect to emerging markets countries). The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

The Fund may invest up to 30% of its assets in the securities of companies in or governments of developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging markets country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment grade corporate debt securities having maturities longer than one year, including Euro-currency instruments and securities.

FIXED-INCOME FUNDS

SHORT TERM INCOME FUND. The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of future cash flows, including interest payments and principal repayments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.

The Fund will invest substantially all of its assets in debt securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSRO") or, if unrated, are judged to be of comparable quality by WM Advisors ("investment grade" securities). All debt securities purchased by the Fund will be investment grade at the time of purchase.

The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate debt securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may invest up to 5% of its assets in preferred stock.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks. Investment in foreign securities is subject to special risks.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

U.S. GOVERNMENT SECURITIES FUND. It is a fundamental policy of the Fund to invest only in U.S. Government securities, including mortgage-backed securities and collateralized mortgage obligations and repurchase agreements which are secured by U.S. Government securities. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions.

INCOME FUND.  The Income Fund invests most of its assets in:

- debt and convertible debt securities;

- U.S. Government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") or similar government agencies;

- commercial mortgage-backed securities;

- obligations of U.S. banks that belong to the Federal Reserve System;

- preferred and convertible preferred stocks;

- the highest grade commercial paper as rated by S&P or Moody's; and

- deposits in U.S. banks.

The Fund may invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging purposes in connection with the purchase and sale of foreign securities or to protect against changes in the value of specific securities held by the Fund and may purchase and sell currencies on a spot (i.e., cash) basis, enter into forward contracts to purchase, or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts.

The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions. The Fund may purchase securities of issuers which deal in real estate or securities which are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in lower-rated fixed-income securities (sometimes called "junk bonds").

MONEY MARKET FUND. To accomplish its objective, the Money Market Fund invests only in U.S. dollar-denominated short-term, money market securities. It will only purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities that are, or have issuers that are:

- rated by at least two NRSROs, such as Standard & Poor's Index Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), in one of the two highest rating categories for short-term debt securities;

- rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or

- if not so rated, are determined to be of comparable quality.

A description of the rating systems of S&P, Moody's and Fitch is contained in Appendix A to this Prospectus and in the SAI. At the time of investment, no security purchased by the Money Market Fund (except U.S. Government securities subject to repurchase agreements and variable rate demand notes) will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Money Market Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that it will be able to do so.

The Fund invests solely in money market instruments that are selected from the following six general categories:

- U.S. Government securities;

- short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

- obligations of U.S. and foreign banks with assets of more than $500 million;

- securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

- short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and

- repurchase agreements.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Portfolios and Funds may invest, and strategies which WM Advisors or the respective sub-advisor may employ in pursuit of that Fund's or Portfolio's investment objective and a summary of risks and restrictions associated with these securities and investment practices. Although the WM High Yield Fund is not mentioned specifically below because it is not available for direct purchase through the Contracts, some of the practices listed below may apply to the WM High Yield Fund in which the Portfolios may invest. For more information, see the SAI.

BORROWING. The Funds and Portfolios may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth & Income, Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and Money Market Funds, and for the Portfolios, such borrowings may not exceed 30% of total assets. The Equity Income and West Coast Equity Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Portfolios and Funds.

The Short Term Income, U.S. Government Securities and Income Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date, typically 30 or 60 days after the original sale. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.

Each of the Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is decline in the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of fixed-income securities held by a Fund or Portfolio and, consequently, the value of the Fund's shares can be expected to vary inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. Fixed-income securities rated in the lower end of the investment-grade category (Baa or BBB) and below investment-grade securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.

The fixed-income securities in which the Funds may invest include ZERO-COUPON securities, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The Equity Income, Growth & Income, Short Term Income, U.S. Government Securities and Income Funds may purchase floating rate, inverse floating rate and variable rate investments, including participation interests therein.

These Funds may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

The Money Market Fund may purchase floating rate and variable rate obligations, including participation interests therein.

Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors or a Fund's sub-advisor to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income and Income Funds may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The Fund may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another - for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen - at a future date and specified price. Because there is a risk of loss to the

Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.

Each of the Funds other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government and Money Market Funds may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

While the foregoing actions are intended to protect the Fund from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that the Funds will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income and Income Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

- fluctuations in currency exchange rates;

- devaluation of currencies;

- future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

- reduced availability of public information concerning issuers; and

- the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income and Income Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRs"), EUROPEAN DEPOSITARY RECEIPTS ("EDRs"), GLOBAL DEPOSITARY RECEIPTS ("GDRs") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of the states in the Northwest. See the SAI for a more detailed description of these risks.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income and Income Funds may invest up to 10% of its assets in securities of mutual funds that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of its sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven days;

- time deposits maturing in more than seven calendar days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, so long as such securities meet liquidity guidelines established by the Portfolios' and Funds' Board of Trustees.

Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be, investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Stock, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of its total assets. The Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income and Money Market Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.

LOWER-RATED SECURITIES. The Growth & Income, Growth, and Income Funds may each invest up to 35% of their total assets and the Equity Income, West Coast Equity, Mid Cap Stock and Small Cap Stock Funds may each invest up to 20% of their assets in below-investment grade debt securities, sometimes referred to as "junk bonds."

Below-investment grade debt securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Equity Income, Growth & Income and Mid Cap Stock, Short Term Income, U.S. Government Securities and Income Funds may invest in mortgage-backed securities, which represent participation in, or are secured by mortgage loans and include collateralized mortgage obligations and stripped mortgage-backed securities.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed securities typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments under less attractive terms and yields.

Prepayments are particularly common during periods of declining interest rates, when property owners seek to refinance their mortgages on more favorable terms; the reverse is true during periods of rising interest rates. Mortgage-backed securities are therefore less likely to increase in value during periods of declining interest rates than other debt of comparable maturities. In addition, they have a higher risk of decline in value during periods of rising interest rates because declining prepayment rates effectively increase the average maturity of the Fund's investments (and, therefore, its sensitivity to changes in interest rates) at times when that is least desirable. These investments can increase the volatility of the Fund.

The Funds may also invest in GOVERNMENT STRIPPED MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions (PRINCIPAL-ONLY SECURITIES OR "PO STRIPS") or interest distributions (INTEREST-ONLY SECURITIES OR "IO STRIPS") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be.

The U.S. Government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so.

In addition, the Equity Income, Mid Cap Stock, Growth & Income, U.S. Government Securities, and Income Funds may also invest in commercial mortgage-backed securities, which are similar to government mortgage-backed securities, except that they may not be issued or guaranteed by governmental entities. Commercial mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). Commercial mortgage-backed securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

The Equity Income, Mid Cap Stock, Small Cap Stock, Short Term Income and Money Market Funds may purchase asset-backed securities. These Funds will not invest more than 10% of their total assets in asset-backed securities, except that the Short Term Income Fund may invest up to 25% of its total assets in such securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The Equity Income, Growth & Income, West Coast Equity Growth, Mid Cap Stock, Small Cap Stock and Income Funds may invest in real estate investment trusts, known as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Portfolios and Funds may invest in repurchase agreements, which are purchases of underlying debt securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each Portfolio and Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. All the above are collectively referred to as "Strategic Transactions."

Strategic Transactions may be used:

- to attempt to protect against possible changes in the market value of securities held, or to be purchased, resulting from securities markets or currency exchange rate fluctuations;

- to protect unrealized gains in the value of securities;

- to facilitate the sale of securities for investment purposes;

- to manage the effective maturity or duration of the Portfolio or Fund; or

- to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Some Strategic Transactions may also be used to seek potentially higher returns. Any or all of these investment techniques may be used at any time, as the use of any Strategic Transaction is a function of numerous variables including market conditions.

The use of Strategic Transactions involves special considerations and risks; for example:

- the ability of the Portfolio or Fund to utilize Strategic Transactions successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements:

- the risk that the other party to a Strategic Transaction will fail to meet its obligations to the Fund or Portfolio;

- the risk that the Portfolio or Fund will be unable to close out a Strategic Transaction at a time when it would otherwise do so, due to the illiquidity of the Strategic Transaction; and

- the risk of imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio positions.

Strategic Transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. All of the Funds may invest in U.S. Government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and securities issued or guaranteed by U.S. Government agencies or instrumentalities. Some securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY
TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When-issued securities may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's or Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates are shown under "Financial Highlights" in this Prospectus. WM Advisors and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.

                        HOW TO INVEST IN THE PORTFOLIOS

Shares of the Portfolios are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans.

PURCHASE AND REDEMPTION

The shares of the Portfolios are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Portfolios corresponding to such divisions. Shares of the Portfolios are purchased and redeemed at net asset value without sales or redemption charges.

For each day on which a Portfolio's net asset value is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Portfolio(s) based on the purchase payments, redemption (surrender) requests and transfer requests from Contract owners, annuitants or beneficiaries which are priced as of that day. Purchases and redemptions are effected at the net asset value next-determined after receipt by the Trust of a properly completed purchase or redemption order.

All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemption, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Portfolio, material compensation in the form of merchandise or trips. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Portfolio shares may receive additional compensation or other incentives for selling Portfolio shares.

                               TAX CONSIDERATIONS

The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the attached prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Portfolios and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.

Each Portfolio intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gain distributed to shareholders.

Although the Trust intends that it and each Portfolio will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes. These taxes would reduce the investment performance of such Portfolios.

Because the Trust serves as an investment vehicle for certain types of variable annuities and variable life contracts, each Portfolio also intends to meet the investment diversification requirements of subchapter L of the Code. Were any Portfolio to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. For additional tax information, see "Taxes" in the SAI.

Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for each Portfolio. Dividends and distributions paid by a Portfolio will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Portfolio. Each of the Portfolios will declare and pay dividends annually. All Portfolios will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by a Portfolio will be distributed no less frequently than annually at the discretion of the Board of Trustees.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIOS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE PORTFOLIOS.

                                  ORGANIZATION

HOW NAV IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. Under unusual circumstances, the Money Fund may determine its NAV on days on which the New York Stock Exchange is not open for regular trading.

ADVISOR AND SUB-ADVISORS

The Portfolios are managed by WM Advisors, Inc., which is referred to as the Advisor in this Prospectus. The Advisor's address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. The Advisor has delegated portfolio management responsibilities in respect of the Growth and International Growth Funds, to sub-advisors. Each Portfolio may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of the Advisor and the sub-advisors to the Funds indicated below. For more information, see the SAI.

The Advisor has been in the business of investment management since 1944, and its predecessor advised a mutual fund beginning in 1939. Its responsibilities include formulating each Portfolio's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors and monitoring each Portfolio's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Portfolios. In connection with its service as investment advisor to each Portfolio, the Advisor may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of a Portfolio and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's assets. The Advisor is an indirect wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The following organizations, under the supervision of the Advisor, act as sub-advisors to the Funds indicated below, and are responsible for continuously reviewing, supervising and administering such Funds' respective investment programs:

CAPITAL GUARDIAN TRUST COMPANY, 333 South Hope Street, Los Angeles, California 90071, also called "Capital Guardian" in this Prospectus, acts as sub-advisor to the International Growth Fund. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. ("GCI"), which is in turn owned by the Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC maintains investment management relationships with sev-eral other organizations around the world. Capital Guardian had aggregate assets under management of approximately $120 billion as of December 31, 2001.

COLUMBIA MANAGEMENT COMPANY, 1301 Southwest Fifth Avenue, Portland, Oregon 97207, acts as one of three sub-advisors to the Growth Fund. Columbia has been in the investment management business since 1969. Columbia Management Company ("Columbia") is a wholly owned subsidiary of FleetBoston Financial Corporation, a publicly owned multi-bank holding company based in Boston, MA. For more than 30 years, Columbia's investment professionals have combined a top-down review of the environment with bottom-up research in order to construct portfolios designed to perform well in the current economy while adjusted for investment changes. Columbia serves a client base that includes institutions, public funds, commingled trust funds, retirement plans and private portfolios. As of December 31, 2001, Columbia and its affiliates had aggregate assets under management of approximately $19 billion.

JANUS CAPITAL CORPORATION, 100 Fillmore Street, Denver, Colorado 80206, acts as one of three sub-advisors to the Growth Fund. Janus is an indirectly majority owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in financial asset management businesses. Janus has been providing investment advice to mutual funds or other large institutional clients since 1970. As of December 31, 2001, Janus' assets under management were approximately $183 billion.

OPPENHEIMERFUNDS, INC., 10200 East Girard, Denver, Colorado 80231 acts as one of three sub-advisors to the Growth Fund. Oppenheimer has been in the investment management business since 1960. OppenheimerFunds, Inc. and its subsidiaries and affiliates managed more than $120 billion in assets as of December 31, 2001, including Oppenheimer funds with more than 5 million shareholder accounts. Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

INDIVIDUAL PORTFOLIO MANAGERS

Randall L. Yoakum, CFA, Senior Vice President, Chief Investment Officer of the Advisor, Director of the Advisor, Distributor and Administrator, leads a team of investment professionals in managing each of the Portfolios and has done so since January 2000. Prior to assuming these duties, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. (DADCO) for 2 years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors, Inc.) for 8 years.

MANAGEMENT FEES

During their most recent fiscal years, each of the Portfolios paid management fees to WM Advisors at the following rates (not reflecting any expense waivers or reimbursements):

                                       Fees Paid as a Percentage
FUNDS                                        of Net Assets
-------------------------------------------------------------------
Strategic Growth Portfolio........               0.10%
Conservative Growth Portfolio.....               0.10%
Balanced Portfolio................               0.10%

FINANCIAL highlights

The Financial Highlights Tables below and on the following pages are intended to help you understand the Portfolios' financial performance for the past 5 years (or, if shorter, the period of the Portfolios' operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below has been audited by Deloitte & Touche LLP. The Independent Auditors' Reports, along with the Portfolios' financial statements, are included in the respective Annual Reports to Shareholders, which are available upon request.
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
STRATEGIC GROWTH PORTFOLIO

                                                                YEAR       YEAR       YEAR       YEAR       PERIOD
                                                               ENDED      ENDED      ENDED      ENDED        ENDED
                                                              12/31/01   12/31/00   12/31/99   12/31/98   12/31/97(1)
                                                              --------   --------   --------   --------   -----------
Net asset value, beginning of period........................  $ 18.61    $ 19.59    $ 13.46    $ 10.70      $10.00
                                                              --------   --------   --------   -------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.16(5)    0.13(5)    0.05(5)    0.17(5)     0.10
Net realized and unrealized gain/(loss) on investments......    (1.27)     (0.84)      6.35       2.63        0.60(6)
                                                              --------   --------   --------   -------      ------
Total from investment operations............................    (1.11)     (0.71)      6.40       2.80        0.70
                                                              --------   --------   --------   -------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.57)     (0.11)     (0.16)     (0.03)       --
Distributions from net realized capital gains...............    (0.48)     (0.16)     (0.11)     (0.01)       --
                                                              --------   --------   --------   -------      ------
Total distributions.........................................    (1.05)     (0.27)     (0.27)     (0.04)       --
                                                              --------   --------   --------   -------      ------
Net asset value, end of period..............................  $ 16.45    $ 18.61    $ 19.59    $ 13.46      $10.70
                                                              ========   ========   ========   =======      ======
TOTAL RETURN (2)............................................    (6.25)%    (3.73)%    47.95%     26.19%       7.00%
                                                              ========   ========   ========   =======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $97,401    $98,431    $35,500    $ 4,949      $  591
Ratio of operating expenses to average net assets (3)(4)....     0.31%      0.30%      0.35%      0.35%       0.35%(7)
Ratio of net investment income to average net assets........     0.95%      0.67%      0.35%      1.42%       0.51%(7)
Portfolio turnover rate.....................................        5%        12%         7%        39%         11%
Ratio of operating expenses to average net assets without
 fee waivers, expenses reimbursed and/or fees reduced by
 credits allowed by the custodian (4).......................     0.31%      0.30%      0.43%      0.80%      15.54%(7)
CONSERVATIVE GROWTH PORTFOLIO

Net asset value, beginning of period........................  $ 16.46    $ 17.10    $ 12.54    $ 10.49      $10.00
                                                              --------   --------   --------   -------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.17(5)    0.27(5)    0.12(5)    0.20(5)     0.07
Net realized and unrealized gain/(loss) on investments......    (0.72)     (0.69)      4.76       1.89        0.42(6)
                                                              --------   --------   --------   -------      ------
Total from investment operations............................    (0.55)     (0.42)      4.88       2.09        0.49
                                                              --------   --------   --------   -------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.61)     (0.07)     (0.16)     (0.03)       --
Distributions from net realized capital gains...............    (0.43)     (0.15)     (0.16)     (0.01)       --
                                                              --------   --------   --------   -------      ------
Total distributions.........................................    (1.04)     (0.22)     (0.32)     (0.04)       --
                                                              --------   --------   --------   -------      ------
Net asset value, end of period..............................  $(14.87)   $ 16.46    $ 17.10    $ 12.54      $10.49
                                                              ========   ========   ========   =======      ======
TOTAL RETURN (2)............................................    (3.56)%    (2.49)%    39.36%     19.91%       4.90%
                                                              ========   ========   ========   =======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $309,608   $293,442   $155,790   $10,072      $1,374
Ratio of operating expenses to average net assets (3)(4)....     0.28%      0.28%      0.35%      0.35%       0.35%(7)
Ratio of net investment income to average net assets........     1.11%      1.59%      0.85%      1.79%       1.24%(7)
Portfolio turnover rate.....................................        7%        13%        12%        35%         42%
Ratio of operating expenses to average net assets without
 fee waivers, expenses reimbursed and/or fees reduced by
 credits allowed by the custodian (4).......................     0.28%      0.28%      0.36%      0.57%       6.67%(7)

                             See Notes on page 27.

FINANCIAL highlights
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
BALANCED PORTFOLIO

                                                                YEAR       YEAR       YEAR      PERIOD      PERIOD
                                                               ENDED      ENDED      ENDED      ENDED        ENDED
                                                              12/31/01   12/31/00   12/31/99   12/31/98   12/31/97(1)
                                                              --------   --------   --------   --------   -----------
Net asset value, beginning of period........................  $ 14.50    $ 14.92    $ 12.20    $ 10.47     $   10.00
                                                              --------   --------   --------   -------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.17(5)    0.41(5)    0.34(5)    0.31(5)       0.13
Net realized and unrealized gain/(loss) on investments......    (0.15)     (0.32)      2.95       1.49          0.34(6)
                                                              --------   --------   --------   -------     ---------
Total from investment operations............................     0.02       0.09       3.29       1.80          0.47
                                                              --------   --------   --------   -------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.25)     (0.43)     (0.48)     (0.07)         --
Distributions from net realized capital gains...............    (0.36)     (0.08)     (0.09)      --            --
                                                              --------   --------   --------   -------     ---------
Total distributions.........................................    (0.61)     (0.51)     (0.57)     (0.07)         --
                                                              --------   --------   --------   -------     ---------
Net asset value, end of period..............................  $ 13.91    $ 14.50    $ 14.92    $ 12.20     $   10.47
                                                              ========   ========   ========   =======     =========
TOTAL RETURN (2)............................................     0.13%      0.49%     27.71%     17.18%         4.70%
                                                              ========   ========   ========   =======     =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $354,082   $305,399   $170,527   $11,161     $   2,354
Ratio of operating expenses to average net assets (3)(4)....     0.28%      0.29%      0.35%      0.35%         0.35%(7)
Ratio of net investment income to average net assets........     1.22%      2.76%      2.70%      2.79%         2.34%(7)
Portfolio turnover rate.....................................        8%        15%        13%        33%           15%
Ratio of operating expenses to average net assets without
 fee waivers, expenses reimbursed and/or fees reduced by
 credits allowed by the custodian (4).......................     0.28%      0.29%      0.35%      0.54%         3.97%(7)

-------------------

 (1) The Strategic Growth, Conservative Growth, and Balanced Portfolios commenced operations on June 3, 1997.
 (2) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 (3) Ratio of operating expenses to average net assets includes expenses paid indirectly.
 (4) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
 (5) Per share numbers have been calculated using the average shares method.
 (6) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
 (7) Annualized.

--------------------------------------------------------------------------------

                                   APPENDIX A

   DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

+ Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of best quality and high quality, respectively, by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

+ A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

+ Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

+ Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

+ B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

+ Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

+ Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

+ C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

+ AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

+ BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

+ BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

+ D -- Bonds rated D are in default, meaning payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST

The Trust's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Portfolios. The SAI and the Reports of Independent Accountants, along with the financial statements, included in the Trust's most recent Annual Report is incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Trust's Annual Report discusses the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, or make shareholder inquiries, by contacting your financial advisor or by calling toll-free 1-800-222-5852, or visiting wmgroupoffunds.com.

You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.